Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Christian Fong, Chief Executive Officer of Spruce Power Holding Corporation, a Delaware corporation (the “Company”), do hereby certify, to his and her knowledge, that:
The Annual Report on Form 10-K for the year ended December 31, 2022 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2023	By:	/s/ Christian Fong
Christian Fong, Chief Executive Officer (Principal Executive Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.